CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of Ore-More Resources Inc. (the "Company") on Form 20-F for the period ending July 31, 2009, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Lischka, Director, President, Chief Executive Officer, Secretary / Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2010	By:	/s/Lee Lischka
Name: Lee Lischka
Title: President, Chief Executive Officer, Secretary/ Treasurer and Director(Principal Executive Officer and Principal Financial Officer)